UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

January 6, 2009

Date of Report (Date of Earliest Event Reported)

Gulfstream International Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33884	20-3973956
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3201 Griffin Road, 4th Floor

Fort Lauderdale, Florida 33312

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 985-1500

(Former Name or Former Address if Changed Since Last Report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.   Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On January 6, 2009, Gulfstream International Group, Inc. (the “Company”) notified Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) that effective January 6, 2009 the Company decided to dismiss Rotenberg as the Company’s independent registered public accounting firm. The decision to dismiss Rotenberg was made and approved by the Audit Committee of the Board of Directors.

The audit reports of Rotenberg on the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through January 6, 2009, the Company had no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Rotenberg to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Rotenberg with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that Rotenberg furnish the Company with a letter addressed to the SEC stating whether Rotenberg agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of Rotenberg ‘s letter dated January 6, 2009 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountant

Effective as of January 6, 2009, the Company engaged McKean, Paul, Chrycy, Fletcher & Co. (“McKean”) as its new independent registered public accounting firm. The decision to engage McKean was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through January 6, 2009, the Company has not consulted with McKean regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.   Financial Statements and Exhibits

(d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulfstream International Group, Inc.

Date: January 8, 2009	By	/s/ Robert M. Brown
Robert M. Brown, Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. dated January 6, 2009

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